UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2024

Celularity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Park Ave	07932
Florham Park, New Jersey	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 768-2170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CELU	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-tenth of one share of Class A Common Stock at an exercise price of $11.50 per one-tenth of one share	CELUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Although it has not yet finalized its financial results for the three months and six months ended June 30, 2024, Celularity Inc., or Celularity, announced in an October 22, 2024 letter to shareholders (the “Letter to Shareholders”) by Celularity’s Chief Executive Officer, Robert J. Hariri, MD, PhD, that it expects to report revenues from its biomaterial products in excess of $24 million of net revenue for the six months ending June 30, 2024. Biomaterial product revenues include biomaterial product sales and biomaterial product license, royalty and other revenues (which are reported on its income statement as net revenues from product sales and net revenues from license, royalty and other). Additionally, although it has not yet finalized its financial results for the third quarter or the fourth quarter ended September 30, 2024, and ending December 31, 2024, respectively, Celularity announced in the Letter to Shareholders and as of the date of the Letter to Shareholders that it anticipates in excess of $9 million in net revenue related to the recently acquired Rebound™ product.

The information provided in this Item 2.02 of the Current Report on Form 8-K is unaudited, preliminary, and does not include all the information necessary to fully understand Celularity’s financial condition as of June 30, 2024, September 30, 2024, or December 31, 2024, respectively. The review of Celularity’s consolidated financial statements for the quarters ended June 30, 2024, and September 30, 2024, as well as the current fourth quarter ending on December 31, 2024, are ongoing and may result in changes to the figures mentioned above.

The information in this Item 2.02 and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Celularity Inc. October 22, 2024, Letter to Shareholders
104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELULARITY INC.

Date:	October 25, 2024	By:	/s/ Robert J. Hariri
Robert J. Hariri, M.D., Ph.D. Chairman and CEO